                                                                     EXHIBIT 4.1
                                    FORM OF

          SPECIMEN CERTIFICATE FOR COMMON STOCK OF CHILES OFFSHORE INC.


     SO LONG AS THE CORPORATION SHALL BE AUTHORIZED TO ISSUE SHARES OF ONE OR MORE THAN ONE CLASS OR SERIES, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH OF THE SHARES OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OR SERIES OF SHARES OF THE CORPORATION. ANY SUCH REQUEST SHOULD BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM  -  as tenants in common                    UNIF GIFT MIN ACT - .................Custodian..................
TEN ENT  -  as tenants by the entireties                                      (Cust)                   (Minor)
IT TEN   -  as joint tenants with right                                  under Uniform Gifts to Minors
            of survivorship and not as
            tenants in common                                            Act..........................
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


     For value received,.......................hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------

----------------------------------------------..................................

 ...............................................................................
(Please print or typewrite name and address including postal zip code of assignee)

 ...............................................................................

 .........................................................................Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.........................................................

 .......................................................................Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated.........................

Signature(s) Guaranteed:


_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO B.E.C, RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

     ------------------------                                                                          ------------------------
             NUMBER                                                                                             SHARES
     ------------------------                                                                          ------------------------

     UC
     ------------------------                                                                          ------------------------

                                                     CHILES OFFSHORE INC.
                                   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                CUSIP 16888M 104
                                                                                               SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK

--------------------------------------------------------------------------------
     THIS CERTIFIES that

     is the owner of
--------------------------------------------------------------------------------

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                             CERTIFICATE OF STOCK

          Chiles Offshore Inc. (the Corporation), transferable on the books of the Corporation by the said owner in person, or by duty authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of incorporation and all amendments thereto and supplements thereof.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.


Dated:                    [SEAL OF CHILES OFFSHORE]


          Secretary              President and Chief Executive Officer

Countersigned and Registered:
     COMPUTERSHARE INVESTOR SERVICES
          (Chicago, IL)    Transfer Agent
                           and Registrar

By

                              Authorized Signature